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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                               FORM 8-K/Amendment





                                 CURRENT REPORT






Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 March 27, 1997
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                              CEC Properties, Inc.
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             (exact name of registrant as specified in its charter)


                     Delaware                                13-1919940
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         (State or other jurisdiction of                   (IRS Employer
          Incorporation or Organization)               Identification Number


1500 W. Balboa Blvd. Suite 201 Newport Beach, CA               92663
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    (Address of principal executive offices)                (Zip Code)


                                 (714) 673-2282
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              (Registrant's Telephone Number, including area code)
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                                   AMENDMENT




Item 7.  Exhibit

         23.1   Consent of Cacciamatta Accountancy Corporation.




                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CEC PROPERTIES, INC.


Dated:  May 12, 1997                    By: /s/ Paul Balalis
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                                            Paul Balalis, President